iShares®

iShares Trust

Supplement dated December 30, 2009

to the Prospectus and Statement of Additional Information (“SAI”)

dated August 1, 2009 (as revised December 1, 2009) for the

iShares S&P Europe 350 Index Fund (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Fund’s Prospectus and SAI as supplemented.

A special meeting (the “Special Meeting”) of shareholders of record of the Fund as of August 25, 2009 (the “Record Date”) was originally called on November 4, 2009, and was adjourned several times until December 22, 2009. At the Special Meeting, shareholders of the Fund as of the Record Date approved, among other items, a change in the classification of the Fund’s investment objective from a fundamental to non-fundamental investment policy. Accordingly, the Fund’s investment objective may, in the future, be changed without shareholder approval. Any reference to the contrary in the Fund’s Prospectus or SAI is hereby deleted.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A.
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iShares®

iShares Trust

Supplement dated December 30, 2009

to the Prospectuses and Statements of Additional Information (“SAI”) dated August 1, 2009 (as revised December 1, 2009) for the

iShares S&P Global Consumer Discretionary Sector Index Fund and iShares S&P Global Financials Sector Index Fund

(each, a “Fund” and together, the “Funds”)

The information in this Supplement updates information in, and should be read in conjunction with, each Fund’s Prospectus and SAI as supplemented.

BlackRock Fund Advisors (formerly, Barclays Global Fund Advisors) (“BFA”) serves as the investment adviser to each Fund. On December 1, 2009, BlackRock, Inc. completed a transaction whereby it acquired the interests in BFA and certain affiliated companies from Barclays PLC (the “Transaction”).

Under the Investment Company Act of 1940, as amended (the “1940 Act”), completion of the Transaction caused the automatic termination of each Fund’s prior investment advisory agreement with BFA. In order for the management of each Fund to continue uninterrupted, each Fund’s Board of Trustees (the “Board”) approved a new investment advisory agreement with BFA (the “New Advisory Agreement”), subject to shareholder approval. On November 4, 2009, a special meeting of shareholders of the Funds (the “Special Meeting”) was called to consider, among other proposals, the approval of the New Advisory Agreement. The Special Meeting has been adjourned several times, and is currently adjourned until January 28, 2010 at 5:00 p.m. (Pacific Time).

The Board also approved an interim investment advisory agreement with BFA for each Fund (the “Interim Advisory Agreement”) pursuant to Rule 15a-4 under the 1940 Act. The Interim Advisory Agreement for each Fund took effect upon the consummation of the Transaction because shareholder approval of the New Advisory Agreement had not yet been obtained for either Fund. In reliance on Rule 15a-4, the Interim Advisory Agreement allows BFA to continue performing advisory services with respect to each Fund for a maximum of 150 days following the consummation of the Transaction under the same terms and conditions as the prior investment advisory agreement between BFA and the Funds, while the Funds continue to seek shareholder approval of the New Advisory Agreements. Compensation earned by BFA under the Interim Advisory Agreements will be held in an interest-bearing escrow account pending shareholder approval of the New Advisory Agreements. If shareholders approve the New Advisory Agreement within the

150 day-period, the amount held in the escrow account, including interest, will be paid to BFA. If shareholders of a Fund do not approve the New Advisory Agreement, BFA will be paid the lesser of the costs incurred in performing services under the Interim Advisory Agreement or the total amount in the escrow account, including interest earned.

If shareholders of a Fund do not approve the New Advisory Agreement within the 150-day period, the Board will take such action it deems necessary and in the best interests of that Fund and its shareholders, which may include closing and liquidating the Fund.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A.
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